Exhibit 99.1

NASDAQ: ZGNX Company Presentation S e p t e m b e r 2 0 1 6

Forward Looking Statement Zogenix cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements. Words such as “believes,” “plans,” “expects,” “will,” “potential” and similar expressions are intended to identify forward-looking statements. These statements are based on the company’s current beliefs and expectations. These forward-looking statements include statements regarding: the timing of the commencement, completion and announcement of results of clinical trials and regulatory submissions for ZX008 and RELDAY; the potential for ZX008 to become the standard of care for treatment of Dravet syndrome; Zogenix’s cash position related to operating expenses and planned development activities; anticipated regulatory requirements; commercialization plans; orphan drug exclusivity and potential intellectual property protection; and delivery and dosing benefits of ZX008 and RELDAY and the potential to demonstrate that they have differentiated product profiles amongst currently marketed drug products. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in Zogenix’s business, including, without limitation: difficulties or delays relating to the development, testing, manufacturing and marketing of any of Zogenix’s product candidates; the potential that earlier clinical trials may not be predictive of future results; Zogenix’s reliance on third parties to conduct its clinical trials, enroll patients, manufacture its preclinical and clinical drug supplies and manufacture commercial supplies of its drug products, if approved; Zogenix’s ability to fully comply with numerous federal, state and local laws and regulatory requirements that apply to its product development activities; Zogenixs ability to obtain, and the validity and duration of, patent protection and other intellectual property rights for RELDAY; Zogenix could spend its available financial resources faster than it currently expects and may be unable to raise additional capital if and when needed, on acceptable terms or at all; and other risks described in the company’s filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Zogenix undertakes no obligation to revise or update this release to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. 2

Products for the Treatment of CENTRAL NERVOUS SYSTEM (CNS) Disorders Late Stage Development Opportunities ONCE-MONTHLY ZX008 (low-dose fenfluramine) EPILEPSY SCHIZOPHRENIA (DRAVET SYNDROME) Phase 3 Ready Phase 3 Initiated January 2016 3

ZX008 Dravet Syndrome ZX008 Global Ownership Orphan Drug Designation in U.S. and E.U. IND Approved Dec. 2015; Phase 3 Initiation Jan. 2016 Fast Track Designation Intend to Commercialize Directly in U.S. and E.U. Asia-Pacific Partnering Opportunity 4

# History of Fenfluramine in Refractory Epilepsy Treatment

Zogenix®

## 1980's – Gastaut, Aicardi *et al* (France)[1-4]

- Series of published case histories and small clinical studies of fenfluramine in the treatment of self-induced syncopes and self-induced photosensitive epilepsy
- Positive results thought to be due to reducing or suppressing compulsive need, however, a direct anti-epileptic action could not be excluded

## 1990's – Boel and Casaer (Belgium)[5]

- Add on therapy of fenfluramine in 11 children with intractable self induced epilepsy
- All patients had early onset epilepsy with generalized seizures and intellectual disability
- Dramatic reduction in seizure frequency; 7 seizure free, 4 seizure frequency ↓ 75%

## 2000's – Ceulemans, Lagae *et al* (Belgium)[6, 7]

- 5/11 of the Boel and Casaer cohort diagnosed with Dravet syndrome
- Permitted under a Royal Decree to evaluate adjunctive treatment with low dose fenfluramine to reduce seizures in Dravet syndrome

1. Gastaut. Presse Med. 1984; 13: 2024-25
2. Aicardi and Gastaut. N. Engl. J. Med. 1985; 313:1419
3. Gastaut, Zifkin and Rufo. J. Autism Dev. Disorders 1987; 17: 391-406
4. Aicardi, Gastaut and Mises. Arch Neurol. 1988; 45: 923-25
5. Boel and Casaer. Neuropediatrics 1996; 27: 171-3
6. Ceulemans et al. Epilepsia 2012; 53: 1131-9
7. Ceulemans et al. Epilepsia 2016 (doi: 10.1111/epi.13407)

5

# Dravet Syndrome

Zogenix®

## Intractable, Severe Epilepsy Which Begins in Infancy

- Genetic epilepsy syndrome (SCN1A) => developmental encephalopathy
  - Pharmaco-resistant epilepsy
  - Intellectual disability
  - Other comorbidities – ADHD, behavior, crouch gait
- Recent incidence study 1/15,700 births
  - Still goes either undiagnosed or late diagnosis
- Higher incidence of status epilepticus and SUDEP compared to other childhood epilepsies
- Polypharmacy is standard of care but no effective, long-term treatment exists
  - Valproate, topiramate, levetiracetam, clobazam, clonazepam, sitirpentol (E.U.)
  - Effective rescue therapy
  - Sodium channel blockers (e.g., carbamazepine, oxcarbazepine, lamotrigine) make seizures worse



6

Low Dose Fenfluramine: Long Term Efficacy and Safety in Treating Dravet Syndrome ? Original Cohort First Report ? Epilepsia (2012) Long-term open-label study of fenfluramine adjunctive anticonvulsant therapy 12 Dravet syndrome patients, age 9 months to 13 years (11 with confirmatory genetic mutation) 67% of patients seizure-free, &gt;1 year minimum 9/12 patients had overall ?75% seizure reduction 5-year Follow-up ? Epilepsia (2016) 10 patients from 2012 publication still on fenfluramine therapy treated between 2010- 2014 90% had average seizure frequency &lt; 1/month over entire observation period 3/10 patients seizure free for entire 5 years; 4/10 patients seizure free for at least 2 years Overall Safety Well tolerated with no signs of clinically important cardiac valve disease (prospective echocardiography) 7

# Evidence of Fenfluramine Activity in Zebrafish Mutant Model of Dravet Syndrome

Zogenix®


(-/-)
(+/+)

(-/-) *scn1Lab* mutant ZF larvae are readily distinguishable from (+/+) wildtype ZF larvae. Mutant fish display hyperactivity, convulsive seizure-like behavior, loss of posture, repetitive jerking and a myoclonic seizure-like pattern

## 1. Fenfluramine (FA) Effect on Locomotor Behavior


Mean cumulative distance in large movements (cm)
10000
8000
6000
4000
2000
0
***
***
ns
-/- (VHC)
-/- (FA)
+/+ (Con)
+/+ (FA)

"Seizure" modulation shown to be via [**SER**] elevation; **5HT**$_{1D}$, $_{2A}$ and $_{2C}$ receptor stimulation

## 2. Brain Activity


+/+ (Control)
-/- (Control)
-/- (FA)

Sourbron, Schneider et al. Serotonergic Modulation as Effective Treatment for Dravet Syndrome in a ZebraFish Mutant Model. *ACS Chem Neurosci* February, 2016

8

# Prospective Study of a New Cohort of Patients Confirms Earlier Findings of Efficacy

Zogenix®

## Open-label Observational Study

- Currently 9 patients with Dravet syndrome (aged 1 – 29 years; average = 13.5 years)
- Most common AED's at baseline: valproate (100%), topirimate (89%), ethyl loflazepate (44%), clobazam (30%), and stiripentol (22%)
- 3-month baseline period; seizure diary
- Fenfluramine add-on 0.2 to 0.7 mg/kg/day

## Study Visits

- Full clinical examination, adverse effects, sleep quality / QoL
- Cardiac examination

## Key Objective

- Change in frequency of all major motor seizures during add-on treatment with fenfluramine compared to the 3-month baseline period

## Results

- Rapid and sustained reduction in major motor seizures following initiation of fenfluramine



Major Motor Seizures per Month
Median
16
14
12
10
8
6
4
2
0
Baseline (n=9)
3 mos (n=9)
6 mos (n=8)
9 mos (n=7)
1 yr (n=6)
*
*
*
*

* $p < 0.05$ - Wilcoxon nonparametric test

- 75% median reduction in monthly seizures over the entire study period, which ranged from 0.3 to 5.1 years (average = 1.9 years)
- The most common AE's - somnolence (n=5) and anorexia (n=4)
- No evidence of cardiac valvulopathy or pulmonary hypertension

Schoonjans *et al* International Child Neurology Congress, Amsterdam, May 2016

9

ZX008 Clinical Program in Dravet Syndrome Safety and Efficacy ? Two double-blind, placebo-controlled, randomized controlled trials (RCT) (N=105 each) in children 2-18 years, plus open-label extension (Studies 1501, 1502, 1503) PK studies ? Healthy adult volunteer, and pediatric Dravet syndrome =&gt; population PK model Stiripentol Poor Responders ? Double-blind, placebo-controlled RCT (N=70) of ZX008 as add-on therapy to stiripentol regimen in children 2-18 years (Study 1504) Meets anticipated regulatory requirements ? 1 RCT plus available safety data for E.U. ? 2 RCT plus available safety data for U.S. ? Study in stiripentol poor-responders designed to maintain EU orphan exclusivity and support future pricing and reimbursement in E.U. 10

Design of Phase 3 Safety and Efficacy Studies 6 WEEKS 12 WEEKS BASELINE TREATMENT OBSERVATION ZX008 0.8 mg/kg/d 2 N = 105 week ZX008 Open Label Initial Screen Safety Study Ages 2 ? 18 Randomization 1:1:1 Titration 0.2 mg/kg/d Placebo Two Identical Placebo Controlled Maximum Long Term Studies Daily Dose of Open Label US/Canada: ZX008-1501 30mg Extension Europe/ROW: ZX008-1502 11

Key Assessments EFFICACY Analyses for ZX008 0.8 mg/kg/day vs. Placebo, and ZX008 0.2 mg/kg/day vs. Placebo: Change in frequency of convulsive seizures* Patients who achieve ?40% and ?50% reduction in convulsive seizure frequency Longest convulsive seizure-free interval Clinical global impression (as assessed by parent / caregiver and investigator) * Change in frequency of convulsive seizures in ZX008 0.8 mg/kg/day vs. Placebo is the primary outcome measure SAFETY Adverse events Laboratory safety parameters (hematology, chemistry, urinalysis) Vital signs Cardiac examination (baseline, midway, and endpoint) ? Doppler echocardiograms ? 12-lead electrocardiogram 12

ZX008 Phase 3 Status Study 1501 Study 1502 Initiated in January 2016 56% of study sites currently open with encouraging progress in enrollment Activation of remaining major academic sites progressing ? University sites slower than planned ? Activation of new sites will bolster enrollment Initiated in June 2016 47% of study sites currently open for enrollment Site activation and subject enrollment progressing to plan Phase 3 Results Now Anticipated in Q2 ?17 Regulatory Submissions on Track for H2 ?17 13

ZX008 Market Research: Physician Perspectives Majority of physicians ?Strongly Recommend? ZX008 30/31 neurologists responded with a positive recommendation level Potential to become standard of care if clinical performance is demonstrated in a larger patient sample Neurologists were overwhelmingly positive about ZX008 potential Interest in ZX008 spurred by positive efficacy results in pilot study and novel mechanism of action compared to other AEDs Awareness of the potential cardiac risk not viewed negatively by neurologists because appropriate precautions can be implemented ?This compound could be the holy grail game changer for this syndrome? ? A US Neurologist ZX008: Neurologist Recommendation Level A further six Standard of 2 neurologists indicate Care potential for ZX008 to quickly become SOC Strongly 18 Recommend Recommend 10 Suggest 1 Not Suggest 0 0 2 4 6 8 10 12 14 16 18 20 # Physician Participants n=31 neurologists (U.S.A. and E.U.) 14

Establishing Product Protection ORPHAN DRUG STATUS Provides 10 Years of Market Exclusivity in E.U. and 7 Years in U.S. If Obtained in Japan, ODS Will Provide 10 Years Exclusivity PATENTS PENDING(1) Use of Fenfluramine in Dravet Syndrome and Elements of a Future REMS Program Ongoing Preclinical and Development Work Providing Additional IP Opportunities PRODUCT SPECIFIC REMS Will Include Patient Registry and Cardiac Monitoring Difficult to Circumvent and Expensive to Replicate (1) Method For the Treatment of Dravet Syndrome ? (13/887,014), (EP 2014/058954), (14/447/253), (14/447/303), (14/447,369) 15

Exploring The Use of ZX008 In Other Refractory Orphan Pediatric Epilepsy Conditions Other Refractory Orphan Lennox Gastaut Pediatric Syndrome Epilepsy Conditions Investigator Initiated Study (Phase 2 IIS) Plan to Evaluate in 2H 2016 Started March 2016 (Phase 2 IIS) 16

ZX008 Milestones 2016 Milestones Completed to Date Initiated U.S. Phase 3 trial (Study 1501) for Dravet syndrome Initiated E.U. Phase 3 Trial (Study 1502) for Dravet syndrome Commenced Phase 2 Investigator Initiated Study (IIS) for Lennox-Gastaut syndrome Expected Upcoming Milestones Interim results from on-going Phase 2 IIS in Lennox-Gastaut syndrome ? Q4 ?16 American Epilepsy Conference ? Presentations and Scientific Exhibit Room ? December ?16 Phase 3 Dravet syndrome data ? Q2 ?17 ZX008 Dravet syndrome NDA/MAA submissions ? H2 ?17 17

PHASE 3 READY Schizophrenia Proprietary Subcutaneous Once-Monthly Antipsychotic Highly Differentiated Profile Worldwide Rights Search Ongoing for Development and Commercialization Partner 18

RELDAY Has a Differentiated LAI Profile A Proven, Effective and Safe Molecule for the Treatment of Schizophrenia Overcomes complexities associated with other long acting injections No oral supplementation / complicated loading dose regimens Initiation dose identical to maintenance dose Once-monthly dosing interval Subcutaneous administration Potential for improved safety and tolerability Stable formulation without the need for reconstitution prior to use Intellectual Property issued and pending patents through at least 2034 19

Financial Highlights Cash (as of 6-30-16) $128M Debt (1) $20M (as of 6-30-16) Common Shares Outstanding (as of 6-30-16) 24.8 M Fully Diluted Shares (2) (as of 6-30-16) 30.1 M (1) Excludes $7.0 million working capital advance from Endo International (2) Fully diluted shares include options to purchase 3.3 million shares and warrants to purchase 2.0 million shares with weighted average exercise prices of $15.93 and $21.66, respectively 20

NASDAQ: PROMISING PIPELINE PHASE 3 PROGRAM INITIATED FOR ZX008 FULLY FUNDED CLINICAL PROGRAMS SIGNIFICANT NEAR-TERM MILESTONES EXPERIENCED TEAM IN PLACE